SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                             ----------------------


                                   FORM 8-K/A
                                (Amendment No. 1)

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 6, 1998


                              Star Banc Corporation
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             (Exact name of registrant as specified in its charter)

       Ohio                          0-7601                       31-0838189
  ---------------                 ------------                  --------------
  (State or other                  (Commission                  (IRS Employer
  jurisdiction of                  File Number)                 Identification
  incorporation)                                                   Number)


                    425 Walnut Street, Cincinnati, Ohio 45202
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                    (Address of principal executive offices)



                                 (513) 632-4000
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              (Registrant's telephone number, including area code)


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      ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
      AND EXHIBITS

      (a)  Financial Statements of Business Acquired

      The required disclosure is incorporated herein by reference to the financial statements of Great Financial Corporation set forth in and incorporated in the Form S-4 relating to Star Banc Corporation's merger with Great Financial Corporation (SEC File Number 333-42041) (the "Form S-4").

      (b)  Pro Forma Financial Information

      The required disclosure is incorporated herein by reference to the pro forma financial statements of Star Banc Corporation set forth in the Form S-4.


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                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         STAR BANC CORPORATION

      Date:  April 21, 1998              By:/s/ Jerry A. Grundhofer
                                            -----------------------
                                         Name:  Jerry A. Grundhofer
                                         Title: Chairman, President
                                         & Chief Financial Officer

                                EXHIBIT INDEX

      Exhibit 99.1      Press Release dated February 6, 1998.*




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      *  Previously filed.